RECORD AND RETURN TO:

Thacher Proffitt & Wood
2 World Trade Center
New York, New York  10048

Attention:     Carson M. Leonard
               Counsel File No. 16248-328



                              ABSOLUTE ASSIGNMENT
                              OF LEASES AND RENTS




                     VMS APARTMENT PORTFOLIO ASSOCIATES II,
                        a California general partnership
                                   (Assignor)


                                       to


                         LEHMAN BROTHERS HOLDINGS INC.
                      D/B/A LEHMAN CAPITAL, A DIVISION OF
                   LEHMAN BROTHERS HOLDINGS INC., as assignee
                                   (Assignee)




                    Dated: As of December 31, 1997

                    Location: Richardson Highlands Apartments
                              Marin City, California
                              Marin County

          THIS ABSOLUTE ASSIGNMENT OF LEASES AND RENTS ("Assignment") made as of the 31st day of December, 1997, by VMS APARTMENT PORTFOLIO ASSOCIATES II, a California partnership, as assignor, having an address at c/o Insignia Financial Group, Inc., One Insignia Financial Plaza, Greenville, South Carolina 29601 ("Borrower") to LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, as assignee, having an address at Three World Financial Center, 200 Vesey Street, New York, New York 10285 ("Lender").

                                  RECITALS:

          Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of $16,900,000 in lawful money of the United States of America (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

          Borrower desires to secure the payment of the Debt (defined below) and the performance of all of its obligations under the Note and the Other Obligations as defined in Article 2 of the Security Instrument (defined below).

1.   ASSIGNMENT

     1.1 PROPERTY ASSIGNED. Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower:

          (a) Leases. All existing and future leases affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the "Property") and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.

          (b) Other Leases and Agreements. All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. Section101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The leases described in Subsection 1.1(a) and the leases and other agreements described in this Subsection 1.1(b), together with all other present and future leases and present and future agreements and any extension or renewal of the same are collectively referred to as the "Leases".

          (c) Rents. All rents, additional rents, revenues, income, issues and profits arising from the Leases and renewals and replacements thereof and any cash or security deposited in connection therewith and together with all rents, revenues, income, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Property whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "Rents").

          (d) Bankruptcy Claims. All of Borrower's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code, 11 U.S.C. Section101 et seq., as the same may be amended (the "Bankruptcy Code").

          (e) Lease Guaranties. All of Borrower's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support given by any guarantor in connection with any of the Leases (individually, a "Lease Guarantor", collectively, the "Lease Guarantors") to Borrower (individually, a "Lease Guaranty", collectively, the "Lease Guaranties").

          (f) Proceeds. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

          (g) Other. All rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt or the Other Obligations), and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.

          (h) Entry. The right, at Lender's option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.

          (i) Power of Attorney. Borrower's irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in
Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

          (j) Other Rights and Agreements. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

     1.2 CONSIDERATION. This Assignment is made in consideration of that certain loan made by Lender to Borrower evidenced by the Note and secured by that certain mortgage and security agreement, deed of trust and security agreement, deed to secure debt and security agreement or similar real estate security instrument given by Borrower to or for the benefit of Lender, dated the date hereof covering the Property and intended to be duly recorded (the "Security Instrument"). The principal sum, interest and all other sums due and payable under the Note, the Security Instrument, this Assignment and the Other Security Documents (defined below) are collectively referred to as the "Debt". The documents other than this Assignment, the Note or the Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender which wholly or partially secure or guarantee payment of the Debt are referred to herein as the "Other Security Documents".

2.   TERMS OF ASSIGNMENT

     2.1 PRESENT ASSIGNMENT AND LICENSE BACK. It is intended by Borrower that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 2.1, Lender grants to Borrower a revocable license to collect and receive the Rents and other sums due under the Lease Guaranties. Borrower shall hold the Rents and all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

     2.2 NOTICE TO LESSEES. Borrower hereby agrees to authorize and direct the lessees named in the Leases or any other or future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of the Security Instrument and that a Default (defined below) exists, and to continue so to do until otherwise notified by Lender.

     2.3 INCORPORATION BY REFERENCE. All representations, warranties, covenants, conditions and agreements contained in the Security Instrument as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

3.   REMEDIES

     3.1 REMEDIES OF LENDER. Upon or at any time after the occurrence of a default under this Assignment or an Event of Default (as defined in the Security Instrument) (a "Default"), the license granted to Borrower in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at its option, without waiving such Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Lender and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys' fees. In addition, upon the occurrence of a Default, Lender, at its option, may (1) complete any construction on the Property in such manner and form as Lender deems advisable,
(2) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (3) either require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Borrower or
(4) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

     3.2 OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Note, the Security Instrument, or the Other Security Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Borrower under this Assignment, the Note, the Security Instrument, the Other Security Documents or otherwise with respect to the loan secured hereby in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Note, the Security Instrument, or any of the Other Security Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower's right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

     3.3 OTHER SECURITY. Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

     3.4  NON-WAIVER.  The exercise by Lender of the option granted it in
Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Borrower under the Note, the Security Instrument, the Leases, this Assignment or the Other Security Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower's obligations hereunder by reason of
(a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Note or the Other Security Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Security Instrument or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct, nonexclusive and cumulative, shall be in addition to any other remedies to which Lender is entitled under the law, and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

     3.5 BANKRUPTCY. (a) Upon or at any time after the occurrence of a Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

               (b) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

4.   NO LIABILITY, FURTHER ASSURANCES

     4.1 NO LIABILITY OF LENDER. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property after a Default or from any other act or omission of Lender in managing the Property after a Default unless such loss is caused by the willful misconduct and bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Borrower shall, and hereby agrees, to indemnify Lender for, and to hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and by the Security Instrument and the Other Security Documents and Borrower shall reimburse Lender therefor immediately upon demand and upon the failure of Borrower so to do Lender may, at its option, declare all sums secured by this Assignment and by the Security Instrument and the Other Security Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property, including without limitation the presence of any Hazardous Substances (as defined in the Security Instrument), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

     4.2 NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

     4.3 FURTHER ASSURANCES. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

5.   MISCELLANEOUS PROVISIONS

     5.1 CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Security Instrument, the terms of the Security Instrument shall prevail.

     5.2 NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     5.3 CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word "Borrower " shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by the Security Instrument," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder, and the word "Debt" shall mean the principal balance of the Note with interest thereon as provided in the Note and the Security Instrument and all other sums due pursuant to the Note, the Security Instrument, this Assignment and the Other Security Documents; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     5.4 AUTHORITY. Borrower represents and warrants that it has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Property.

     5.5 INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

     5.6 DUPLICATE ORIGINALS; COUNTERPARTS. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     5.7 CHOICE OF LAW. This Assignment shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

     5.8 TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt and the delivery and recording of a satisfaction or discharge of Security Instrument duly executed by Lender, this Assignment shall become and be void and of no effect.

     5.9 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof,
(ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Borrower or Lender at their addresses set forth in the Security Instrument or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 5.9, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

          Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     5.10 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS ASSIGNMENT, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

     5.11 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State in which the Property is located, the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York and the county in which the Property is located, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Assignment brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     5.12 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     5.13 HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     5.14 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     5.15 SOLE DISCRETION OF LENDER. Wherever pursuant to this Assignment (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     5.16 COSTS AND EXPENSES OF BORROWER. Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether of retained firms, the reimbursement of the expenses for in-house staff or otherwise.

     5.17 EXCULPATION. Borrower's obligations under this Assignment are subject to the provisions of paragraph 55 of the Security Instrument, and such provisions are incorporated herein by reference.

6.   SPECIAL CALIFORNIA PROVISIONS

     6.1 INCONSISTENCIES. In the event of any inconsistencies between the terms and conditions of this Article 6 and any other terms of this Assignment, the terms and conditions of this Article 6 shall control and be binding.

     6.2 Section 1.2 is renamed "THE LOAN". The words "This Assignment is made in consideration of that certain loan made by Lender to Borrower evidenced by the Note and" are deleted from the first sentence of Section 1.2 and replaced with the words "The Note is".

     6.3 The word "other" is hereby deleted from Section 3.2 entitled "OTHER REMEDIES" and Section 3.3 entitled "OTHER SECURITY" wherever it shall appear in the body of such paragraphs, except where it is capitalized and used in a defined term.

     6.4 Section 5.7 Entitled "CHOICE OF LAW" is hereby deleted in its entirety and the following is substituted therefor:

          THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ASSIGNMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS-OF-LAW RULES AND PRINCIPALS OF SUCH STATE (EXCEPT SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). ASSIGNOR AND ASSIGNEE FURTHER ACKNOWLEDGE, AGREE AND STIPULATE THAT THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES INVOLVED IN THIS TRANSACTION AND TO THE UNDERLYING TRANSACTIONS SECURED BY THIS ASSIGNMENT. NOTWITHSTANDING THE FOREGOING, THE PARTIES FURTHER AGREE THAT:

               (a) THE PROCEDURES GOVERNING THE ENFORCEMENT BY BENEFICIARY AND TRUSTEE OF PROVISIONAL REMEDIES AGAINST ASSIGNOR DIRECTLY RELATING TO THE PROPERTY ENCUMBERED HEREBY, INCLUDING, BY WAY OF ILLUSTRATION BUT NOT LIMITATION, ANY SUCH ACTIONS FOR REPLEVIN, FOR CLAIM AND DELIVERY OF PROPERTY, OR FOR THE APPOINTMENT OF A RECEIVER, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA; AND

               (b) CALIFORNIA LAW SHALL APPLY TO THE EXTENT, BUT ONLY TO THE EXTENT, NECESSARY IN ORDER TO CREATE, PERFECT AND FORECLOSE THE SECURITY INTERESTS AND ASSIGNMENT OF RENTS AND LEASES ARISING UNDER THIS ASSIGNMENT; PROVIDED, HOWEVER, THAT NOTHING IN THIS SECTION SHALL IN ANY EVENT BE CONSTRUED TO PROVIDE THAT THE SUBSTANTIVE LAW OF THE STATE OF CALIFORNIA SHALL APPLY TO THE OBLIGATIONS AND INDEBTEDNESS SECURED BY THIS ASSIGNMENT, WHICH ARE AND SHALL CONTINUE TO BE GOVERNED BY THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

     6.5 The words "additional security" are hereby deleted whenever they shall appear in this Assignment.

     THIS ASSIGNMENT, together with the covenants and warranties therein contained, shall inure to the benefit of Lender and any subsequent holder of the Security Instrument and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

     IN WITNESS WHEREOF, Borrower has executed this instrument as of the day and year first above written.

                                   VMS APARTMENT PORTFOLIO ASSOCIATES II, a
                                   California general partnership

                                   By: G P SERVICES XIX, INC., a South Carolina corporation, its general partner

                                        By:  /s/ Leigh Watters
                                             Name:  Leigh Watters
                                             Title: Vice President






                               ACKNOWLEDGEMENT

STATE OF New York        )
                         )
COUNTY OF New York



          I, the undersigned, a Notary Public of the County and State aforesaid, certify that Leigh A. Watters, who is known to me, acknowledged before me that he is Vice President, of GP Services XIX, Inc., a South Carolina corporation, that by authority duly given and as the act of the corporation in its capacity as a general partner in and on behalf of VMS Apartment Portfolio Associates II, a California general partnership, signed the foregoing conveyance, and that being informed of the contents of the conveyance he in his capacity as such officer of the Corporation, executed the same voluntarily on behalf of the Partnership on the day the same bears date.

          Given under my hand this the 31st day of December, 1997.


                                   /s/ Lucesita A. Lombillo
                                       Notary Public


                                   Name: Lucesita A. Lombillo
                                   Notary Public, State of New York
                                   No. 31-5066748
                                   Qualified in Queens County
                                   Commission Expires September 30, 1998




                                   EXHIBIT A

                         Legal Description of Property